Exhibit 10.5

NEITHER THIS NOTE NOR THE SECURITIES ISSUED IN RELATION TO THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

XCF GLOBAL CAPITAL, INC.
FIRST AMENDMENT TO PROMISSORY NOTE

This First Amendment to Promissory Note (this “Amendment”) is made and entered into as of April 17, 2025, by and between XCF Global Capital, Inc., a Nevada corporation (the “Company”), and Innovativ Media Group, Inc. (the “Holder”).

RECITALS
WHEREAS, the Company and the Holder are parties to that certain Promissory Note dated as of January 31, 2025 in the original principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000) (the “Note”); and

WHEREAS, the parties desire to amend the Note to revise the repayment terms set forth therein, as provided below; NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

1. Amendment to Repayment Terms
The payment terms as noted in the first paragraph of the Note is hereby deleted in its entirety and replaced with the following:

All unpaid amounts will be due and payable on the earliest of: (i) 10 business days from the date of XCF entering into a Qualified Financing Event, as defined below, and receiving proceeds thereto, unless extended in writing by mutual consent of the Company and the Holder at which point the Company shall provide a repayment schedule mutually agreed to between Company and the Holder, or (ii) an Event of Default (as defined below), if such Note is then declared due and payable in writing by the Holder (each, a “Maturity Date”). Qualified Financing Event means the closing of any transaction or series of related transactions, including without limitation any equity or debt financing, that results in gross proceeds to the Company of at least Fifteen Million Dollars ($15,000,000), and that directly or indirectly results in the Company’s refinancing, repayment, or restructuring of any portion of its secured debt obligations, including through a refinancing, recapitalization, debt-for-equity exchange, secured loan facility, or other similar financing arrangement; provided, however, that any such event shall not be deemed a Qualified Financing Event unless, following the closing of such transaction(s), the Company maintains a minimum cash balance of at least Three Million Dollars ($3,000,000) in its primary operating bank account, and each of the foregoing conditions is fully satisfied without waiver or modification, except as may be expressly agreed to in writing by both the Company and the Holder.

2. Additional Interest Due to Past Due Status
In addition to the interest of ONE HUNDRED THOUSAND DOLLARS ($100,000) specified in the Note, the Company shall pay the Holder additional interest in the amount of TWELVE PERCENT (12%) on the unpaid Principal Amount, in an amount equal to SIXTY THOUSAND DOLLARS ($60,000). Such additional interest shall be payable in full on the Maturity Date, as defined herein, or upon earlier repayment in full of the Note.

3. No Other Amendments
Except as expressly set forth herein, the Note remains unmodified and in full force and effect in accordance with its original terms. This Amendment shall be deemed part of and incorporated into the Note for all purposes.

4. Governing Law
This Amendment shall be governed by, and construed in accordance with, the laws of the State of California, without regard to principles of conflicts of law.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

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[Signature Page]

XCF GLOBAL CAPITAL, INC.

By:	/s/ Mihir Dange
Name: Mihir Dange
Title: Chief Executive Officer

INNOVATIV MEDIA GROUP, INC.

By:	/s/ Tom Coleman
Name: Tom Coleman
Title: President